ADVISORS' INNER CIRCLE FUND

                       AIG Money Market Fund (the "Fund")

                     Supplement dated August 3, 2012 to the
                  Class A Shares Prospectus ("Prospectus") and
        Statement of Additional Information ("SAI") dated March 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND SAI.

THE FOLLOWING PARAGRAPH REPLACES THE THIRD PARAGRAPH UNDER THE "INVESTMENT ADVISER" SECTION ON PAGE 5 OF THE PROSPECTUS:

For its investment advisory services, the Adviser is entitled to an annual fee of 0.25% of the average daily net assets of the Fund. Effective August 3, 2012, the Adviser has voluntarily agreed to reduce 0.22% of its management fee. In addition, the Adviser has voluntarily agreed to further reduce fees in order to ensure that total annual operating expenses do not exceed 0.40% of the Fund's average daily net assets. The Adviser intends to continue its fee reductions until further notice, but may discontinue them at any time. During its most recent fiscal year, the Fund paid 0.035% of its average daily net assets in advisory fees (after fee reductions) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2011.

THE FOLLOWING PARAGRAPH AND CHART REPLACE THE THIRD PARAGRAPH AND CHART UNDER THE "ADVISORY AGREEMENT WITH THE TRUST" SECTION ON PAGE S-9 OF THE SAI:

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. Effective August 3, 2012, the Adviser has voluntarily agreed to reduce 0.22% of its management fee. In addition, the Adviser has voluntarily agreed to further reduce fees in order to ensure that total annual operating expenses do not exceed 0.40% of the Fund's average daily net assets. The Adviser may discontinue all or part of these voluntary fee reductions or expense limitation reimbursements at any time. For the fiscal years ended October 31, 2009, 2010 and 2011, the Fund paid the Adviser the following advisory fees:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         TOTAL FEES PAID
          CONTRACTUAL FEES PAID                        FEES WAIVED BY ADVISER                            (AFTER WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
    2009          2010         2011                2009          2010         2011                2009         2010         2011
------------------------------------------------------------------------------------------------------------------------------------
$11,342,402   $17,762,854   $17,119,746         $9,385,892   $15,276,060   $14,722,987         $1,956,510   $2,486,794   $2,396,759
------------------------------------------------------------------------------------------------------------------------------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 AIG-SK-014-0100